Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of MYR Group Inc. (the “Company”) on Form 10-K for the year ended December 31, 2011 (the “Report”), to which this certification is attached as Exhibit 32.1, I, William A. Koertner, Chief Executive Officer and President of the Company, certify, pursuant to the requirement set forth in Rule 13a-14(b) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)                                     The Report fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act; and

2)                                     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 7, 2012	/s/ WILLIAM A. KOERTNER

Chief Executive Officer and President